EXHIBIT 10.72

                                                               [EXECUTION COPY]





                                  $100,000,000


                              TERM CREDIT AGREEMENT


                                   dated as of


                                 March 31, 1998



                                      among


                     American Mobile Satellite Corporation,


                            The Banks Listed Herein,


                   Morgan Guaranty Trust Company of New York,
                             as Documentation Agent,


                                       and


                         Toronto Dominion (Texas), Inc.,
                             as Administrative Agent






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                                                                          PAGE

                                TABLE OF CONTENTS

                             ----------------------

                                                                          PAGE

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.01.  Definitions...................................................1
SECTION 1.02.  Accounting Terms and Determinations..........................20

                                    ARTICLE 2
                                   THE CREDITS

SECTION 2.01.  Commitments to Lend..........................................21
SECTION 2.02.  Method of Borrowing..........................................21
SECTION 2.03.  Notes........................................................22
SECTION 2.04.  Maturity of Loans; Mandatory Prepayments.....................23
SECTION 2.05.  Interest Rates...............................................24
SECTION 2.06.  Method of Electing Interest Rates............................25
SECTION 2.07.  Mandatory Termination and Reduction of Commitments...........27
SECTION 2.08.  Optional Prepayments.........................................27
SECTION 2.09.  General Provisions as to Payments............................28
SECTION 2.10.  Funding Losses...............................................28
SECTION 2.11.  Computation of Interest and Fees.............................29
SECTION 2.12.  Extension of Maturity Date...................................29

                                    ARTICLE 3
                                   CONDITIONS

SECTION 3.01.  Closing......................................................29
SECTION 3.02.  Borrowings...................................................32

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power................................33
SECTION 4.02.  Corporate Authorization; No Contravention....................33
SECTION 4.03.  Government Approvals.........................................33
SECTION 4.04.  Binding Effect...............................................34
SECTION 4.05.  Litigation...................................................34
SECTION 4.06.  No Default...................................................34




                                        i

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                                                                          PAGE

SECTION 4.07.  ERISA Compliance.............................................34
SECTION 4.08.  Title to Property............................................36
SECTION 4.09.  Taxes........................................................36
SECTION 4.10.  Financial Condition..........................................36
SECTION 4.11.  Environmental Matters........................................37
SECTION 4.12.  Regulated Entities...........................................37
SECTION 4.13.  Subsidiaries.................................................37
SECTION 4.14.  Insurance....................................................37
SECTION 4.15.  Business.....................................................38
SECTION 4.16.  Collateral; Property.........................................38
SECTION 4.17.  Security and Pledge Agreement................................38
SECTION 4.18.  Disclosure...................................................38

                                    ARTICLE 5
                                    COVENANTS

SECTION 5.01.  Information..................................................39
SECTION 5.02.  Certificates; Other Information..............................40
SECTION 5.03.  Notices......................................................40
SECTION 5.04.  Conduct of Business; Preservation of Corporate Existence.....42
SECTION 5.05.  Maintenance of Property......................................42
SECTION 5.06.  Maintenance of Insurance.....................................42
SECTION 5.07.  Payment of Obligations.......................................43
SECTION 5.08.  Compliance with Laws.........................................43
SECTION 5.09.  Inspection of Property and Books and Records.................43
SECTION 5.10.  Environmental Laws...........................................44
SECTION 5.11.  Use of Proceeds..............................................44
SECTION 5.12.  Security and Pledge Agreement................................44
SECTION 5.13.  No Subsidiaries..............................................44
SECTION 5.14.  FCC Approval.................................................44
SECTION 5.15.  Government Approvals.........................................45
SECTION 5.16.  Further Assurances...........................................45
SECTION 5.17.  Limitation on Liens..........................................46
SECTION 5.18.  Disposition of Assets, Consolidations and Mergers............47
SECTION 5.19.  Employee Contracts and Arrangements..........................49
SECTION 5.20.  Investments..................................................49
SECTION 5.21.  Transactions with Affiliates.................................49
SECTION 5.22.  Compliance with ERISA........................................49
SECTION 5.23.  Restricted Payments..........................................50




                                       ii

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                                                                          PAGE

SECTION 5.24.  Accounting Changes...........................................50
SECTION 5.25.  Limitation on Indebtedness...................................50

                                    ARTICLE 6
                                    DEFAULTS

SECTION 6.01.  Events of Default............................................51
SECTION 6.02.  Notice of Default............................................56

                                    ARTICLE 7
                                   THE AGENTS

SECTION 7.01.  Appointment and Authorization................................56
SECTION 7.02.  Agents and Affiliates........................................56
SECTION 7.03.  Action by Agents.............................................56
SECTION 7.04.  Consultation with Experts....................................56
SECTION 7.05.  Liability of Agents..........................................57
SECTION 7.06.  Indemnification..............................................57
SECTION 7.07.  Credit Decision..............................................57
SECTION 7.08.  Successor Agent..............................................57
SECTION 7.09.  Agents' Fees.................................................58

                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair.....58
SECTION 8.02.  Illegality...................................................59
SECTION 8.03.  Increased Cost and Reduced Return............................59
SECTION 8.04.  Taxes........................................................61
SECTION 8.05.  Base Rate Loans Substituted for Affected Euro-Dollar
               Loans........................................................63

                                    ARTICLE 9
                                  MISCELLANEOUS

SECTION 9.01.  Notices......................................................63
SECTION 9.02.  No Waivers...................................................64
SECTION 9.03.  Expenses; Indemnification....................................64
SECTION 9.04.  Sharing of Set-offs..........................................64




                                       iii

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                                                                          PAGE

SECTION 9.05.  Amendments and Waivers.......................................65
SECTION 9.06.  Successors and Assigns.......................................65
SECTION 9.07.  Collateral...................................................67
SECTION 9.08.  Governing Law; Submission to Jurisdiction....................67
SECTION 9.09.  Counterparts; Integration; Effectiveness.....................68
SECTION 9.10.  Waiver of Jury Trial.........................................68
SECTION 9.11.  Confidentiality..............................................68

COMMITMENT SCHEDULE
PRICING SCHEDULE
DISCLOSURE SCHEDULE
EXHIBIT A - Note
EXHIBIT B - Opinion of Counsel for the  Borrower
EXHIBIT C - Opinion of Special Counsel for the Agents
EXHIBIT D - Assignment and Assumption Agreement





                                       iv

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                              TERM CREDIT AGREEMENT


         AGREEMENT dated as of March 31, 1998 among AMERICAN MOBILE SATELLITE CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent, and TORONTO DOMINION (TEXAS), INC., as Administrative Agent.

         The parties hereto agree as follows:



                                    ARTICLE 1
                                   DEFINITIONS

          SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

         "ACTEL" means African Continental Telecommunications Ltd.

         "ACTEL Agreement" means the agreement among AMSC Subsidiary Corporation, the Borrower and ACTEL, dated as of December 2, 1997, pursuant to which AMSC Acquisition will lease its MSAT-2 Satellite to ACTEL, as in effect on the Effective Date.

         "Acquisition" means the acquisition by AMSC Acquisition Company of 100% of the capital stock or other equity interests of ARDIS pursuant to the ARDIS Purchase Agreement.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.05(b).

          "Administrative Agent" means Toronto Dominion (Texas), Inc. in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

         "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.

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         "Affiliate" means, as to any Person,  any other Person which,  directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of 25% or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person, and each Shareholder Guarantor shall be deemed to be an Affiliate.

         "Agents" means the Administrative Agent and the Documentation Agent, and "Agent" means either of the foregoing.

         "AMRC Holdings" means AMRC Holdings, Inc., a Delaware corporation, and its successors

         "AMSC Acquisition Company" means AMSC Acquisition Company, Inc., a Delaware corporation, and its successors.

         "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office.

         "ARDIS" means, collectively, Motorola ARDIS Acquisition, Inc., a Delaware corporation, Motorola ARDIS, Inc., a Delaware corporation, ARDIS Holding Company, a New York general partnership, Radio Data Network Holding Corporation, a Delaware corporation, and ARDIS Company, a New York general partnership.

         "ARDIS Purchase Agreement" means the Stock Purchase Agreement dated as of December 31, 1997 among the Borrower, AMSC Acquisition Company, Motorola Inc., Motorola ARDIS Acquisition, Inc. and Motorola ARDIS, Inc.

         "Asset Sale" means any sale, lease or other disposition (including any such transaction effected by way of merger or consolidation and the Satellite Lease Arrangements) by the Borrower or any of its Subsidiaries of any asset, including without limitation any sale-leaseback transaction, whether or not involving a capital lease, but excluding (i) dispositions of inventory, cash, cash equivalents and other cash management investments and obsolete, unused or unnecessary equipment and undeveloped real estate, in each case in the ordinary course of business and (ii) dispositions to the Borrower or a Subsidiary of the Borrower.

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         "Assignee" has the meaning set forth in Section 9.06(c).

         "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

         "Baron Capital" means Baron Capital Partners, L.P., a Delaware limited partnership.

         "Baron Capital Guaranty" means the Guaranty, dated as of March 31, 1998, made by Baron Capital to the Administrative Agent for its own benefit and the benefit of the Banks, as the same may be amended from time to time.

         "Baron Capital Letter of Credit" means the Letter of Credit dated March 31, 1998 issued by The Bank of New York for the account of Baron Capital for the benefit of the Administrative Agent on behalf of the Banks.

         "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 5/8 of 1% plus the Federal Funds Rate for such day.

         "Base Rate Loan" means (i) a Loan which bears interest at the Base Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Base Rate Loan immediately before it became overdue.

         "Borrower" means American Mobile Satellite Corporation, a Delaware corporation, and its successors.

         "Borrower Group" means the Borrower and its Consolidated Subsidiaries.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower on the same day pursuant to Article 2, all of which Loans are of the same Type (subject to Article 8) and, except in the case of Base Rate Loans, have the same initial Interest Period. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

         "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

         "Cash Equivalents" means:

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          (a)  securities  issued or fully  guaranteed  or insured by the United
States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than twelve months from the date of acquisition;

          (b) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than six months, issued by any Bank, or by any U.S. commercial bank having combined capital and surplus of not less than $500,000,000 whose short term securities are rated both A-1 or higher by Standard & Poor's Corporation and P-1 or higher by Moody's Investors Services, Inc.;

          (c) commercial paper of an issuer rated either at least A-1 by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. and/or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three months;

          (d) repurchase agreements fully collateralized by securities issued by United States Government agencies; and

          (e) money market mutual funds invested in the instruments permitted by clauses (a), (b), (c) and (d) above.

         "CERCLA" has the meaning specified in the definition "Environmental Laws".

         "Change In Control" means (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) (other than any Shareholder Guarantor, AT&T Wireless Services, Inc. or Motorola, Inc.) shall have beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of more than 25% of the outstanding capital stock of the Borrower, (ii) Hughes shall have beneficial ownership of less than 25% of the outstanding capital stock of the Borrower, except solely as a result of the issuance of additional capital stock by the Borrower to Persons other than Hughes, in which case a Change of Control under this clause (ii) shall not occur unless Hughes shall have beneficial ownership of less than 10% of the outstanding capital stock of the Borrower, (iii) during any period of 24 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower (ignoring for this purpose replacements of stockholder-designated directors by successor directors designated by the same stockholder or group of stockholders) or (iv) the Borrower shall cease to own all of the outstanding capital stock of AMSC Acquisition Company.

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         "Closing  Date" means the date on or after the Effective  Date on which the Documentation Agent shall have received the documents specified in or pursuant to Section 3.01(a).

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "Collateral" means all property with respect to which Liens are created or purported to be created pursuant to the Security and Pledge Agreement.

         "Commitment" means any Tranche A Commitment, Tranche B Commitment or Tranche C Commitment, and "Commitments" means any or all of the foregoing, as the context may require.

         "Commitment Schedule" means the Commitment Schedule attached hereto.

         "Communications Asset" means a terrestrial or satellite antenna, licensed site, base station, communications ground segment, network operations center or other telecommunications facility (other than a satellite).

         "Consolidated   Capital   Expenditures"  means,  for  any  period,  the
additions to property, plant and equipment of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

         "Consolidated Current Assets" means at any date the consolidated current assets of the Borrower and its Consolidated Subsidiaries determined as of such date.

         "Consolidated   Current   Liabilities"   means  at  any  date  (i)  the
consolidated current liabilities of the Borrower and its Consolidated Subsidiaries plus (ii) the Contingent Obligations of the Borrower and its Consolidated Subsidiaries with respect to the current liabilities of any Person (other than the Borrower and its Consolidated Subsidiaries), all determined as of such date.

         "Consolidated Net Working Investment" means at any date Consolidated Current Assets (exclusive of cash and cash equivalents) minus Consolidated Current Liabilities (exclusive of Indebtedness).

         "Consolidated Subsidiary" means at any date and with respect to any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.

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         "Contingent  Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including, without limitation, any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof, or
(e) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of any Indebtedness. For purposes of this definition, the amount of any Contingent Obligation shall be deemed to be an amount equal to the maximum reasonably anticipated liability in respect thereof.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Controlled Group" means the Borrower and all Persons (whether or not incorporated) under common control or treated as a single employer with the Borrower or any of its Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Disclosure Schedule" means the Disclosure Schedule of even date herewith attached hereto and hereby made part of this Agreement.

         "Documentation Agent" means Morgan Guaranty Trust Company of New York in its capacity as documentation agent for the Banks hereunder, and its successors in such capacity.

         "dollars" means United States dollars.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

         "Effective Date" means the date this Agreement becomes effective in accordance with Section 9.09.

         "Environmental Claim" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placements, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property, whether or not owned by the Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all applicable federal, state, local and foreign laws, statutes, common law duties, judicial decisions, rules, regulations, ordinances, judgements and codes, together with all administrative orders, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to the environment, health and safety or to emissions, discharges or releases, or the manufacture, distribution, use, treatment, storage, disposal, transport or handling, of pollutants, contaminants, wastes or toxic or hazardous substances; including, as they may be amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and the Community Right-to-Know Act of 1986.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Event" means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (b) a withdrawal by any member of the Controlled Group from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal by any member of the Controlled Group from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (e) a failure to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the Controlled Group; (h) an application for a funding waiver or any extension of any amortization period pursuant to Section 412 of the Code with respect to any Qualified Plan; or (i) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction.

         "Escrow Letter" means the letter agreement dated March 31, 1998 from the Borrower to the Banks and the Agents.

         "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

         "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Administrative Agent.

         "Euro-Dollar Loan" means (i) a Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan immediately before it became overdue.

         "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

         "Euro-Dollar  Rate"  means a rate of  interest  determined  pursuant to
Section 2.05(b) on the basis of an Adjusted London Interbank Offered Rate.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(b).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Excess Cash Flow" means, for any fiscal year of the Borrower, (i) the net income of the Borrower and its Consolidated Subsidiaries for such fiscal year, determined on a consolidated basis for such fiscal year, plus (ii) to the extent deducted in determining such net income, the aggregate amount of depreciation and amortization and other similar non-cash charges for such fiscal year, plus (iii) to the extent deducted in determining such net income, the aggregate amount of income tax expense (other than cash taxes paid by the Borrower and its Consolidated Subsidiaries during such fiscal year) plus (minus)
(iv) the amount, if any, of any decrease (increase) in Consolidated Net Working Investment between the beginning and the end of such year minus (v) Consolidated Capital Expenditures for such fiscal year minus (vi) the aggregate amount of scheduled principal payments of Indebtedness of the Borrower and its Consolidated Subsidiaries paid during such fiscal year by the Borrower or any of its Consolidated Subsidiaries, determined on a consolidated basis and minus
(vii) the Excess Cash Flow for AMSC Acquisition Company and its Consolidated Subsidiaries for such fiscal year, to the extent the Reduction Percentage (as defined in the Revolving Credit Agreement) thereof is applied to the reduction of the Commitments under the Revolving Credit Agreement.

         "Existing Credit Facilities" means the $75,000,000 Credit Agreement dated as of June 28, 1996 among AMSC Subsidiary Corporation, the Borrower, the Banks listed therein, Morgan Guaranty Trust Company of New York, as
Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent, together with the Loan Documents referred to therein, and the $150,000,000 Credit Agreement dated as of June 28, 1996 among AMSC Subsidiary Corporation, the Borrower, the Banks listed therein, Morgan Guaranty Trust Company of New York, as Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent, together with the Loan Documents referred to therein.

         "FCC" means the Federal Communications Commission or any successor thereto.

         "FCC  Licenses"  means  the  licenses   identified  in  the  Disclosure
Schedule, together with each other material FCC license obtained by the Borrower or any Subsidiary of the Borrower.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Toronto-Dominion Bank on such day on such transactions as determined by the Administrative Agent.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "Government Approvals" means any authorizations, consents, approvals, licenses (including FCC licenses), leases, rulings, permits, tariffs, rates, certifications, exemptions, filings or registrations by or with any Governmental Authority required to be obtained or held by the Borrower.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Group of Loans" means at any time a group of Loans consisting of (i) all Loans which are Base Rate Loans at such time or (ii) all Euro-Dollar Loans having the same Interest Period at such time, provided that, if a Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

         "Guaranty Issuance Agreement" means the Guaranty Issuance Agreement dated as of March 31, 1998, among Hughes, SingTel, Baron Capital, AMSC Acquisition Company and the Borrower.

         "Guaranty Issuance Agreement Event of Default" has the meaning set forth in the Guaranty Issuance Agreement.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, waste, solid waste, hazardous material, hazardous substance or toxic substance, including petroleum or any petroleum derived substance or byproduct.

         "Hughes" means Hughes Electronics Corporation, a Delaware corporation.

         "Hughes Bridge Loan Agreement" means the Bridge Loan Agreement dated as of December 30, 1997 by and among AMSC Subsidiary Corporation, the Borrower and Hughes Communications Satellite Services, Inc.

         "Hughes Guaranty" means the Guaranty, dated as of March 31, 1998, made by Hughes to the Administrative Agent for its own benefit and the benefit of the Banks, as the same may be amended from time to time.

         "Indebtedness" of any Person means without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of capital assets; (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not matured), excluding performance bonds, letters of credit and similar undertakings in the ordinary course of business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, excluding performance bonds, letters of credit and similar undertakings in the ordinary course of business of the Borrower, to the extent that such undertakings do not secure an obligation for borrowed money or the deferred purchase price of a capital asset; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all net obligations with respect to Rate Contracts; (h) sale-leaseback financings; (i) all Contingent Obligations; and
(j) all Indebtedness referred to in paragraphs (a) through (i) above secured by any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. For purposes of this definition, (i) any Indebtedness of the Borrower to a Subsidiary of the Borrower and (ii) any Indebtedness of a Subsidiary of the Borrower to or from the Borrower or another Subsidiary of the Borrower shall be excluded.

         "Indemnitee" has the meaning set forth in Section 9.03(b).

         "Interest Period" means, with respect to each Euro-Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.

         "Investment" means any investment in any Person, whether by means of share purchase, capital contribution, loan, Contingent Obligation, time deposit or otherwise (but not including any demand deposit).

         "Joint Venture" means any corporation, association, partnership, joint venture or other business entity of which more than 10% but of which 50% or less of the voting stock or other equity interests is owned or controlled directly or indirectly by the Borrower or any of its Subsidiaries.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

         "Loan" means any Tranche A Loan, Tranche B Loan or Tranche C Loan, and "Loans" means any or all of the foregoing, as the context may require.

         "Loan Documents" means this Agreement, the Security and Pledge Agreement, the Shareholder Guaranties, the Baron Capital Letter of Credit, all Rate Contracts between the Borrower and any of the Banks and all agreements, instruments and documents executed and delivered in connection herewith and therewith, each as amended, supplemented, waived or otherwise modified from time to time.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.05(b).

         "Major Casualty Event" means any loss of or damage to property through one or more related events for which the Borrower or any of its Subsidiaries receives any insurance proceeds under any casualty insurance policy or any condemnation of property (or any transfer or disposition of property in lieu of condemnation) for which the Borrower or any of its Subsidiaries receives a condemnation award or other compensation, with respect to which the aggregate amount of such proceeds, award or other compensation exceeds $1,000,000.

         "Major Contractual Obligations" means the obligations of the Borrower or any Subsidiary thereof under the ACTEL Lease Agreement and the TMI Purchase Agreement.

         "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) of the Borrower Group taken as a whole; (b) the ability or prospective ability of the Borrower or any of its Subsidiaries to perform under any Loan Document or any Major Contractual Obligation; (c) the legality, validity, binding effect or enforceability of any Loan Document or (d) the perfection or priority of any Lien granted to the Administrative Agent under the Security and Pledge Agreement.

         "Maturity Date" means March 31, 2003 (as such date may be extended pursuant to Section 2.12), or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Maturity Date shall be the next preceding Euro-Dollar Business Day.

         "MSAT-1" means the satellite that is the subject of the TMI Purchase Agreement.

         "MSAT-2" means the satellite that is the subject of the ACTEL Lease Agreement.

         "Multiemployer Plan" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) to which any member of the Controlled Group makes, is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

         "Net Cash Proceeds" means, with respect to any Reduction Event, an amount equal to the cash proceeds (including lease payments) received by the Borrower or any of its Subsidiaries (excluding the proceeds received by AMSC Acquisition Company and its Subsidiaries to the extent the Reduction Percentage (as defined in the Revolving Credit Agreement) thereof is applied to the reduction of the Commitments (as defined in the Revolving Credit Agreement) from or in respect of such Reduction Event, less any out-of-pocket costs and expenses (excluding administrative expenses and overhead) reasonably incurred by such Person in respect of such Reduction Event; provided that Net Cash Proceeds shall exclude any insurance proceeds received by the Borrower or any of its Subsidiaries in respect of the loss of or damage to MSAT-2 and required to be paid by the Borrower or such Subsidiary to ACTEL or its permitted assigns; provided, further, that Net Cash Proceeds received by the Borrower or any of its Subsidiaries in respect of any period under the ACTEL Lease Agreement shall be reduced by the amount paid by the Borrower or such Subsidiary during such period under the TMI Purchase Agreement and, without duplication, the amount paid by the Parent Guarantor or such Subsidiary during such period for up to $50,000,000 of insurance for MSAT-1 required to be obtained hereunder or required to be obtained by the Shareholder Guarantors.

         "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

         "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

         "Notice of Interest Rate Election" has the meaning set forth in Section 2.06(a).

         "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

         "Obligations" means all Loans, and other Indebtedness, advances, debts, liabilities, and obligations, owing by the Borrower to any Bank, any Agent, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

         "Offering Memorandum" means the Preliminary Offering Memorandum dated March 9, 1998 relating to units consisting of Senior Notes and warrants to purchase common stock of the Borrower.

         "Parent" means, with respect to any Bank, any Person controlling such Bank.

         "Participant" has the meaning set forth in Section 9.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permitted Liens" has the meaning set forth in Section 5.17.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any member of the Controlled Group sponsors or maintains or to which any member of the Controlled Group makes or is obligated to make contributions and includes any Multiemployer Plan or Qualified Plan.

         "Pricing Schedule" means the Pricing Schedule attached hereto.

         "Prime Rate" means the rate of interest publicly announced by The Toronto-Dominion Bank in New York City from time to time as its Prime Rate.

         "Principal Subsidiary" means at any time any Subsidiary of the Borrower, except Subsidiaries which at such time have been designated by the Borrower (by notice to the Administrative Agent, which may be amended from time to time) as nonmaterial and which, if aggregated and considered as a single subsidiary, would not meet the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

         "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes or is obligated to make contributions or has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

         "Quarterly Date" means March 31, June 30, September 30 and December 31.

         "Rate Contracts" means interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates; provided that such agreements or arrangements are documented under master netting agreements.

         "Reduction Event" means (i) any Asset Sale, (ii) the issuance of any equity securities by the Borrower or any of its Subsidiaries (other than equity securities (x) issued pursuant to any stock option, stock purchase or other plan intended to benefit or compensate the officers, directors or employees of the Borrower or any Principal Subsidiary, but only to the extent that the Net Cash Proceeds thereof in any fiscal year of the Borrower do not exceed the sum of (A) $2,000,000 plus (B) the aggregate amount by which such Net Cash Proceeds were less than $2,000,000 in each prior fiscal year of the Borrower after the date hereof, (y) issued to the Borrower or any of its Subsidiaries or (z) issued by AMRC Holdings or any of its Subsidiaries) or (iii) the occurrence of a Major Casualty Event. The description of any transaction as falling within the above definition does not affect any limitation on such transaction imposed by Article 5 of this Agreement.

         "Reduction Percentage" means (i) in respect of an Asset Sale (other than the Satellite Lease Arrangements) or a Major Casualty Event, 100%, (ii) in respect of the Satellite Lease Arrangements, 100% for the first $25,000,000 of Net Cash Proceeds with respect thereto and 75% for any such additional Net Cash Proceeds, (iii) in respect of Excess Cash Flow, 100% or (iv) in respect of the issuance of equity securities (other than (x) to a member of the Borrower Group or (y) to a Shareholder Guarantor as part of a private placement to one or more Shareholder Guarantors) by the Borrower or any Subsidiary thereof, 50%.

         "Reference Banks" means the principal London offices of Morgan Guaranty Trust Company of New York, The Toronto-Dominion Bank and any other Bank which is appointed a Reference Bank by the Agents after consultation with the Borrower, and "Reference Bank" means any one of such Reference Banks.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA or the regulations thereunder, a withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

         "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject; in any case, non-compliance with which by the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

         "Responsible Officer" means, with respect to any Person, the Chief Executive Officer, the President or a duly authorized Vice President or, with respect to financial matters, the Chief Financial Officer or the Treasurer, of such Person.

         "Revolving Credit Agreement" means the Credit Agreement dated as of the date hereof among the Borrower, AMSC Acquisition Company, the Agents and the other banks party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Sales Corporation" means American Mobile Satellite Sales Corporation, a Delaware corporation.

         "Satellite Lease Arrangements" means the sale or lease of MSAT-2 pursuant to the ACTEL Lease Agreement or a replacement agreement (an "MSAT-2
Lease Agreement") provided that any such replacement agreement shall be on commercially reasonable terms, and provided that (A) the consideration received by AMSC Acquisition in respect of such sale or lease (x) consists solely of cash and (y) constitutes fair market value (as determined by the Board of Directors of AMSC Acquisition set forth in a resolution thereof delivered to the Administrative Agent, which determination shall be based upon an opinion or appraisal issued by an appraisal or investment banking firm of national standing); (B) AMSC Acquisition shall have acquired (through purchase or lease) capacity on MSAT-1 or a reasonable substitute thereof either (x) pursuant to the TMI Purchase Agreement or (y) any other agreement with a term not less than the maximum term of the MSAT-2 Lease Agreement then in effect and otherwise on commercially reasonable terms if (in the case of this clause (y)) in the opinion of a nationally recognized independent expert (a) the capacity acquired pursuant to such replacement agreement is sufficient to permit AMSC Acquisition to conduct its operations as conducted and as contemplated to be conducted through the term of the MSAT-2 Lease Agreement then in effect and (b) the total consideration paid by AMSC Acquisition for such replacement satellite capacity is no greater than the fair market value thereof.

         "Secured Parties" means the Agents and the Banks.

         "Security and Pledge Agreement" means the Security and Pledge Agreement dated as of March 31, 1998 between the Borrower and the Administrative Agent.

         "Senior Notes" means AMSC Acquisition Company's 12 1/4% Senior Notes due 2008.

         "Shareholder Guarantor Security Agreement" means the Reimbursement Security and Pledge Agreement dated as of March 31, 1998 between the Borrower and Hughes.

         "Shareholder Guarantors" means Hughes, SingTel and Baron Capital.

         "Shareholder   Guaranties"  means  the  Hughes  Guaranty,  the  SingTel
Guaranty and the Baron Capital Guaranty.

         "SingTel"  means  Singapore   Telecommunications  Ltd.,  a  corporation
organized under the laws of Singapore.

         "SingTel Guaranty" means the Guaranty, dated as of March 31, 1998, made by SingTel to the Administrative Agent for its own benefit and the benefit of the Banks, as the same may be amended from time to time.

         "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "TMI Purchase Agreement" means the Satellite Purchase Agreement dated as of December 4, 1997 between TMI Communications and Company, Limited Partnership and the Borrower.

         "Tranche A Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite its name under the heading "Tranche A Commitments" in the Commitment Schedule and (ii) with respect to any Assignee, the amount of the transferor Bank's Tranche A Commitment assigned to such Assignee pursuant to Section 10.06, in each case as such amount may be changed as a result of an assignment pursuant to Section 10.06.

         "Tranche B Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite its name under the heading "Tranche B Commitments" in the Commitment Schedule and (ii) with respect to any Assignee, the amount of the transferor Bank's Tranche B Commitment assigned to such Assignee pursuant to Section 10.06, in each case as such amount may be changed as a result of an assignment pursuant to Section 10.06.

         "Tranche C Commitment" means (i) with respect to each Bank listed on the Commitment Schedule, the amount set forth opposite its name under the heading "Tranche C Commitments" in the Commitment Schedule and (ii) with respect to any Assignee, the amount of the transferor Bank's Tranche C Commitment assigned to such Assignee pursuant to Section 10.06, in each case as such amount may be changed as a result of an assignment pursuant to Section 10.06.

         "Tranche A Loan" means a loan made by a Bank pursuant to Section 2.01 as a Tranche A Loan.

         "Tranche B Loan" means a loan made by a Bank pursuant to Section 2.01 as a Tranche B Loan.

         "Tranche C Loan" means a loan made by a Bank pursuant to Section 2.01 as a Tranche C Loan.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans compromising the Borrowing, is determined by reference to the Euro-Dollar Rate or the Base Rate.

         "UCC"  means  the   Uniform   Commercial  Code  as  in  effect  in  any
jurisdiction.

         "Unfunded Pension Liabilities" means the excess of a Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of that Plan's assets, as defined in Section 3(26) of ERISA.

         "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

         "Vendor Financing Indebtedness" means Indebtedness incurred by a member of the Parent Guarantor Group the proceeds of which are utilized solely to acquire ground-based Communications Assets.

         "Withdrawal Liabilities" means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated or combined financial statements of the Borrower and its Consolidated Subsidiaries, delivered to the Banks; provided that, if the Borrower notifies the Administrative Agent that it wishes to amend the definition of "Excess Cash Flow" in Section 1.01 or any covenant in Article 5 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Banks wish to amend Section 1.01 or Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.



                                    ARTICLE 2
                                   THE CREDITS

         SECTION 2.01. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to lend to the Borrower on the Closing Date an amount not to exceed the amount of its Commitments. The Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $1,000,000, shall be made from the several Banks ratably in proportion to their respective Commitments and shall be made by each Bank as Tranche A Loans, Tranche B Loans and Tranche C Loans ratably in proportion to its Tranche A Commitment, Tranche B Commitment and Tranche C Commitment. The Commitments are not revolving in nature, and amounts repaid or prepaid may not be reborrowed.

         SECTION 2.02. Method of Borrowing. (a) The Borrower shall give the Administrative Agent irrevocable telephonic notice, confirmed immediately in writing (a "Notice of Borrowing"), not later than 10:30 A.M. (New York City time) on (x) the Domestic Business Day before the Borrowing, if it is a Base Rate Borrowing, and (y) the third Euro-Dollar Business Day before the Borrowing, if it is a Euro-Dollar Borrowing, specifying:

          (i) the date of the Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

          (ii) the aggregate amount of the Borrowing;

          (iii) whether the Loans comprising the Borrowing are to bear interest initially at the Base Rate or a Euro-Dollar Rate; and

          (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          (b) Upon receipt of the Notice of Borrowing, the Administrative Agent shall promptly notify each Bank of the contents thereof, of such Bank's ratable share of the Borrowing and of the portion thereof which shall be made as a Tranche A Loan, a Tranche B Loan and a Tranche C Loan.

          (c) Not later than 12:00 Noon (New York City time) on the date of the Borrowing, each Bank shall make available its ratable share of the Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 5.03. Unless the Administrative Agent determines that any applicable condition specified in
Article 3 has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address.

          (d) Unless the Administrative Agent shall have received notice from a Bank prior to the date of the Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of the Borrowing, the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of the Borrowing in accordance with subsection (c) of this Section and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Administrative Agent, such Bank and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.05 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in the Borrowing for purposes of this Agreement.

         SECTION 2.03. Notes. (a) The Tranche A Loans, Tranche B Loans and Tranche C Loans of each Bank shall each be evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Tranche A Loans, Tranche B Loans and Tranche C Loans, as the case may be. Each reference in this Agreement to the "Notes" of a Bank shall be deemed to refer to and include any or all of the Notes of such Bank described in this Section, as the context may require.

          (b) Each Bank may, by notice to the Borrower and the Administrative Agent, request that its Tranche A Loans, Tranche B Loans and Tranche C Loans of a particular Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type.

          (c) Upon receipt of each Bank's Notes pursuant to Section 3.01(a), the Documentation Agent shall forward such Notes to such Bank. Each Bank shall record the date, amount and Type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto on the appropriate Note, and may, if such Bank so elects in connection with any transfer or enforcement of any of its Notes, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each Loan then outstanding thereunder; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of its Notes a continuation of any such schedule as and when required.

          SECTION 2.04. Maturity of Loans; Mandatory Prepayments. (a) Any Loans outstanding on the Maturity Date (together with accrued interest thereon) shall be due and payable on such date.

         (b)    In addition the Loans shall be prepaid in the following amounts:

          (i) in the event that the Borrower or any of its Subsidiaries shall at any time, or from time to time, receive after the date hereof any Net Cash Proceeds of any Reduction Event, an amount equal to the Reduction Percentage of such Net Cash Proceeds on the date of receipt of such Net Cash Proceeds; and

          (ii) on each date on which the Borrower is required to notify the Administrative Agent of the Excess Cash Flow for any fiscal year pursuant to Section 5.02(b), an amount equal to the Reduction Percentage of Excess Cash Flow for such fiscal year.

         (c) Each prepayment of Loans pursuant to subsection (b) above shall be applied ratably to the respective Tranche A Loans, Tranche B Loans and Tranche C Loans of the Banks.

         SECTION 2.05. Interest Rates. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on each Quarterly Date and, with respect to the principal amount of any Base Rate Loan converted to a Euro-Dollar Loan, on each date a Base Rate Loan is so converted. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

          (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/10,000 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

          "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United

States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

          (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the quotient obtained (rounded upward, if necessary, to the next higher 1/10,000 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Administrative Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section
8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day) and (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

          (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

          (e) Each Reference Bank agrees to use its best efforts to furnish quotations to the Administrative Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

         SECTION 2.06. Method of Electing Interest Rates. (a) The Loans included in the Borrowing shall bear interest initially at the type of rate specified by the Borrower in the Notice of Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

          (i) if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day and

         (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, subject to
         Section 2.10 in the case of any such conversion or continuation effective on any day other than the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by giving irrevocable telephonic notice, confirmed immediately in writing (a "Notice of Interest Rate Election") to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $5,000,000 or any larger multiple of $1,000,000. In no event shall the total number of Groups of Loans at any one time outstanding exceed ten, and each Group of Loans shall at all times consist of Tranche A Loans, Tranche B Loans and Tranche C Loans of the Banks ratably in proportion to their respective Tranche A Commitments, Tranche B Commitments and Tranche C Commitments.

         (b) Each Notice of Interest Rate Election shall specify:

          (i) the Group of Loans (or, subject to the last sentence of Section 2.02(a), portion thereof) to which such notice applies;

          (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

          (iii) if the Loans comprising such Group are to be converted, the new Type of Loans and, if the Loans being converted are to be Euro-Dollar Loans, the duration of the next succeeding Interest Period applicable thereto; and

          (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period set forth in
Section 1.01.

          (c) If, upon the expiration of any Interest Period applicable to any Eurodollar Loan, the Borrower has not given a timely Notice of Interest Rate Election with respect to such Loan, the Administrative Agent shall be deemed to have received a Notice of Interest Rate Election from the Borrower with respect to such Loan requesting that such Loan be converted into a Base Rate Loan on the last day of the Interest Period applicable to such Loan.

          (d) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above or a deemed receipt of a Notice of Interest Rate Election pursuant to subsection (c) above, the Administrative Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by the Borrower.

          (e) An election by the Borrower to change or continue the rate of interest applicable to any Group of Loans pursuant to this Section shall not constitute a "Borrowing" subject to the provisions of Section 3.02.

         SECTION 2.07. Mandatory Termination and Reduction of Commitments. The Commitments shall terminate on the Closing Date.

         SECTION 2.08. Optional Prepayments. (a) Subject in the case of any Euro-Dollar Borrowing to Section 2.12, the Borrower may, upon at least one Domestic Business Day's notice to the Administrative Agent, prepay any Group of Base Rate Loans, or upon at least three Euro-Dollar Business Days' notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Tranche A Loans, Tranche B Loans and Tranche C Loans of the several Banks included in such Group.

          (b) Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

         SECTION 2.09. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 5.03. The

Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks to be applied ratably to the Tranche A Loans, the Tranche B Loans and Tranche C Loans of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate.

         SECTION 2.10. Funding Losses. If the Borrower makes any payment of principal with respect to any Euro-Dollar Loan or any Euro-Dollar Loan is converted (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.05(c), or if the Borrower fails to borrow or prepay any Euro-Dollar Loans after notice has been given to any Bank in accordance with Section 2.02(a), 2.04 or 2.08, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

         SECTION 2.11. Computation of Interest and Fees. Interest based on the Prime Rate and commitment fees hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.12. Extension of Maturity Date. If the Borrower wishes to extend the Maturity Date then in effect, the Borrower shall give written notice to the Administrative Agent not less than 13 months nor more than 18 months prior to the Maturity Date then in effect, whereupon the Administrative Agent shall promptly notify each Bank of such notice. Each Bank will use its reasonable efforts to respond to such request in writing, whether affirmatively or negatively, as it may elect in its sole discretion, within 30 days after it receives such notice from the Administrative Agent. If the Administrative Agent receives an affirmative response in writing from each Bank within such 30 day period, the Maturity Date then in effect shall be extended for one year (but in no event later than March 31, 2006) and the Administrative Agent shall notify the Borrower (with a copy to the Shareholder Guarantors, it being understood that the consent of the Shareholder Guarantors is not required for any such extension and any failure to give any such notice shall not affect any Shareholder Guarantor's obligations under its Shareholder Guaranty) and the Banks of such extension.



                                    ARTICLE 3
                                   CONDITIONS

          SECTION  3.01.  Closing.   The  closing  hereunder  shall  occur  upon
satisfaction of the following conditions:

          (a) the Documentation Agent shall have received all of the following, in form and substance satisfactory to the Documentation Agent and in sufficient copies for each Bank:

          (i) duly executed Notes for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.03;

          (ii) the Security and Pledge Agreement duly executed by the Borrower;

          (iii) the articles or certificate of incorporation of each of the Borrower and the Shareholder Guarantors (other than Baron Capital) as in effect on the Closing Date, certified by the Secretary of State or equivalent official of the jurisdiction of incorporation of such Person as of a recent date and by the Secretary or Assistant Secretary of such Person as of the Closing Date, and the bylaws of such Person as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date;

          (iv) a good standing certificate for the Borrower from the Secretary of State of its state of incorporation and each state where the Borrower is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by telex or telecopy, dated the Closing Date;

          (v) copies of the resolutions of the board of directors of (x) the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be delivered by it and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower, and (y) each of the Shareholder Guarantors (other than Baron Capital) approving and authorizing the execution, delivery and performance by such Person of all Loan Documents to be delivered by it, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person;

          (vi) a certificate of the Secretary or an Assistant Secretary of each of the Borrower and each Shareholder Guarantor (other than Baron Capital) certifying the names and true signatures of its officers authorized to execute, deliver and perform, as applicable, all Loan Documents to be delivered by it hereunder;

          (vii) a certificate signed by a Responsible Officer of the Borrower, dated as of the Closing Date, stating that each of the conditions set forth in Sections 3.01(b) through (e) is satisfied as of such date;

          (viii) written advice relating to such Lien and judgment searches as either Agent shall have requested of the Borrower, and such termination statements or other documents as may be necessary to release any Lien in favor of any third party not otherwise permitted by Section 5.17;

          (ix) evidence (A) that all filings, recordations, registrations and other actions necessary or, in the opinion of either Agent, desirable to perfect and protect a first priority (except for Permitted Liens arising by operation of law) security interest in and Lien on the Collateral in favor of the Administrative Agent have been duly effected or taken; (B) that each Lien created by the Security and

          Pledge Agreement in the Collateral constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower in such Collateral prior and superior to all Liens other than Permitted Liens arising by operation of law; and (C) that all necessary and appropriate consents to the creation and perfection of such Liens will have been obtained;

          (x) an opinion of (w) Randy S. Segal, counsel to the Borrower, substantially in the form of Exhibit B hereto, (x) counsel reasonably satisfactory to the Agents to each Shareholder Guarantor, in form and substance satisfactory to the Documentation Agent, and (y) Davis Polk & Wardwell, special counsel to the Agents, substantially in the form of Exhibit C hereto;

          (xi) a copy of the financial statements of the Borrower referred to in
          Section 4.10(a) and (b), certified by a Responsible Officer of the Borrower;

          (xii) a Shareholder Guaranty duly executed by each Shareholder Guarantor, the Baron Capital Letter of Credit and the Escrow Letter; and

          (xiii) all documents the Documentation Agent may reasonably request relating to the existence of the Borrower, any of the Borrower's Subsidiaries or any Shareholder Guarantor, the corporate authority for and the validity of this Agreement, the Notes, the Security and Pledge Agreement or the Shareholder Guaranties, and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent;

          (b) all costs, accrued and unpaid fees and expenses (including, without limitation, upfront fees, participation fees and legal fees and expenses) to the extent then due and payable on the Closing Date by the Borrower hereunder shall have been paid;

          (c) AMSC Acquisition Company and the Borrower shall have received proceeds (net of fees and interest reserves) of not less than $140,000,000 from the issuance of its Senior Notes, all conditions to the Acquisition (including receipt of any approvals of the FCC) shall have been satisfied and the Acquisition shall have been consummated;

          (d) The Borrower shall have entered into a Rate Contract to fix its interest rate obligations under this Agreement for three years and shall have prefunded its interest obligations thereunder;

          (e) the Hughes Bridge Loan Agreement shall have been terminated and all amounts payable thereunder shall have paid in full; and

          (f) the Existing Credit Facilities shall have been terminated and all amounts payable thereunder shall have been paid in full.

The Documentation Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of the Borrowing is subject to the satisfaction of the following conditions:

          (a) the fact that the Closing Date shall have occurred on or prior to March 31, 1998;

          (b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02(a);

          (c) the fact that, immediately after the Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

          (d) the fact that, immediately before and after the Borrowing, no Default shall have occurred and be continuing; and

          (e) the fact that the representations and warranties of the Borrower contained in the Loan Documents shall be true on and as of the date of the Borrowing.

The Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of the Borrowing as to the facts specified in clauses
(b) through (e) of this Section.



                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants (in each case after giving effect to the Acquisition; provided that for periods prior to the Effective Date, the representations and warranties with respect to ARDIS are made to the Borrower's best knowledge in reliance on the representations and warranties in the ARDIS Purchase Agreement) that, except as set forth in the section (if any) of the Disclosure Schedule corresponding to the Section heading below:

         SECTION 4.01. Corporate Existence and Power. Each of the Borrower and its Principal Subsidiaries (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (d) is in compliance with all Requirements of Law except, in the case of clauses (c) and (d), where the failure to be so qualified or in compliance could not reasonably be expected to have a Material Adverse Effect.

         SECTION 4.02. Corporate Authorization; No Contravention. The execution, delivery and performance by each of the Borrower and its Subsidiaries of any Loan Document to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the terms of such Person's certificate of incorporation, bylaws or other organization document;
(b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; or (c) violate any Requirement of Law.

         SECTION 4.03. Government Approvals. All material Government Approvals heretofore required to be obtained have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal and are held in the name of, or for the benefit of, the appropriate Persons. There is no proceeding pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, or any property of the Borrower or any of its Subsidiaries, which seeks, or may reasonably be expected, to rescind, terminate, materially adversely modify or suspend any of the FCC Licenses. There has not occurred any event that would make unlikely the delivery or issuance as anticipated of, and when and as needed all such Government Approvals. No such Government Approval already obtained is subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect. The information set forth in each application submitted by the Borrower or any of its Subsidiaries in connection with each such Government Approval is accurate and complete in all material respects taken as a whole, except for statements or omissions which could not reasonably be expected to affect adversely the validity of such Government Approvals. No other material consent, approval or authorization of, or declaration or filing with, any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document.

         SECTION 4.04. Binding Effect. This Agreement and each other Loan Document to which the Borrower or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 4.05. Litigation. Except for matters arising after the Effective Date which could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Borrower, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against the Borrower or any of its Subsidiaries or any of their respective properties which:
(a) purport to affect or pertain to this Agreement, or any Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Borrower or any of its Subsidiaries, could have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         SECTION 4.06. No Default. No Default or Event of Default exists or would result from the incurring of Obligations by the Borrower or any of its Subsidiaries under any Loan Document. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could have a Material Adverse Effect.

         SECTION 4.07. ERISA Compliance. (a) Section 4.07 of the Disclosure Schedule lists all Plans maintained or sponsored by the Borrower or to which either of them is obligated to contribute, and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. All written descriptions thereof provided to the Agents are true and complete in all material respects. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state law, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and benefits have been paid in accordance with the provisions of the Plan. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and to the best knowledge of the Borrower nothing has occurred which would cause the loss of such qualification.

          (b) There is no outstanding liability under Title IV of ERISA with respect to any Plan maintained or sponsored by any member of the Controlled Group (as to which the Borrower is or may be liable), nor with respect to any Plan to which any member of the Controlled Group contributes or is obligated to contribute (wherein the Borrower is or may be liable). No Plan maintained or sponsored by the Borrower provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a participant's termination of employment with the Borrower, except to the extent required by
Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant to the fullest extent permissible under such Section of the Code. The Borrower has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

          (c) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan maintained or sponsored by the Borrower or to which the Borrower is obligated to contribute. There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (i) any Plan maintained or sponsored by the Borrower or its assets, (ii) any member of the Controlled Group with respect to any Qualified Plan of the Borrower, or (iii) any fiduciary with respect to any Plan for which the Borrower may be directly or indirectly liable, through indemnification obligations or otherwise. The Borrower has not incurred and does not reasonably expect to incur (i) any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan or (ii) any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to a Plan. The Borrower has not transferred any Unfunded Pension Liability outside of the Controlled Group or otherwise engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

          (d) The Borrower has not engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan, which transaction could have a Material Adverse Effect.

         SECTION 4.08. Title to Property. Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to or valid leasehold interests in all real property used in its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. Such real property is free and clear of all Liens or rights of others, except Permitted Liens.

         SECTION 4.09. Taxes. Each of the Borrower and its Subsidiaries has filed all Federal and other material tax returns and reports required to be filed and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. There is no proposed tax assessment against the Borrower or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

         SECTION 4.10.  Financial Condition.

          (a) The audited consolidated statements of financial position of the Borrower and its Subsidiaries dated December 31, 1996, and the related consolidated statements of loss, stockholders' equity and cash flows for the fiscal year ended on that date: (i) were prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein, (ii) fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby and (iii) show all material Indebtedness and other liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the date thereof (including liabilities for taxes and material commitments).

          (b) The unaudited pro forma summary consolidated condensed balance sheet of the Borrower and its Subsidiaries as of September 30, 1997 together with the related pro forma summary condensed statement of operations data for the nine months then ended fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in subsection (a) above, the consolidated financial position of the Borrower and its Subsidiaries as of such date, based on the assumptions set forth therein. As of such date and the Closing Date, the Borrower and its Subsidiaries had and have no material liabilities, contingent or otherwise, which are not properly reflected on such balance sheet (including liabilities for taxes and material commitments).

          (c) Since  September  30,  1997,  there has been no  Material  Adverse
Effect.

         SECTION 4.11. Environmental Matters. The operations of the Borrower and each of its Subsidiaries comply in all material respects with all Environmental Laws. The Borrower and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") necessary for its operations to comply in all material respects with Environmental Laws, and all such Environmental Permits are in full force and effect, and the Borrower and each of its Subsidiaries are in material compliance with all terms and conditions of such Environmental Permits. None of the Borrower, any of its Subsidiaries or any of their present or, to the knowledge of the Borrower, past property or operations is subject to any outstanding written order from or agreement with any Governmental Authority or other Person, nor subject to any judicial or administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material. There are no conditions or circumstances which may give rise to any
Environmental Claim arising from the operations of the Borrower or its Subsidiaries, including Environmental Claims associated with any operations of the Borrower or its Subsidiaries, with a potential liability in excess of $5,000,000 in the aggregate. Without limiting the generality of the foregoing, the Borrower and its Subsidiaries have met all notification requirements under Title III of the Superfund Amendments and Reauthorization Act of 1986 or any other Environmental Law.

         SECTION 4.12. Regulated Entities. None of the Borrower, any Person controlling the Borrower, or any Subsidiary thereof, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         SECTION 4.13. Subsidiaries. As of the Closing Date, the Borrower does not have any Subsidiaries and has no equity investments in any other corporation or entity.

         SECTION 4.14. Insurance. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried on by companies engaged in similar businesses and owning similar properties in localities where the Borrower or such Subsidiary operates.

         SECTION 4.15. Business. The Borrower and its Subsidiaries have not conducted any business other than as described in the Offering Memorandum. Neither the business nor the properties of the Borrower and its Subsidiaries are or have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) which has had a Material Adverse Effect.

         SECTION 4.16. Collateral; Property. All contracts and all property now owned by the Borrower are held by it free and clear of all Liens other than

Permitted Liens. The Borrower has good, marketable and valid title in and to all of the Collateral now owned by it, in each case free and clear of all Liens other than Permitted Liens.

         SECTION 4.17. Security and Pledge Agreement. The Security and Pledge Agreement creates in favor of the Administrative Agent, for the equal and ratable (except as expressly provided therein) benefit of the Secured Parties, legal, valid and enforceable Liens on or in all of the Collateral to the extent that such Liens may legally be given and be effective and enforceable. All filings, recordations, registrations and other actions necessary to perfect such Liens have been duly effected, and, to the extent that such Liens may legally be given and be effective and enforceable, each Lien created by the Security and Pledge Agreement constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower in the Collateral covered thereby, prior and superior to all other Liens except Permitted Liens arising by operation of law, and all necessary and appropriate consents to the creation and perfection of such Liens have been obtained.

         SECTION 4.18. Disclosure. The information (including, without limitation, the information in the Offering Memorandum) furnished in writing at or prior to the Closing Date by the Borrower to any Agent or Bank in connection with this Agreement and the transactions contemplated hereby is true, complete and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in light of the circumstances under which such information was made. The pro forma financial projections contained in the Offering Memorandum were made in good faith and the assumptions on the basis of which such projections were made were (when made) and are (as of the date of this Agreement) reasonable. There is no fact known to the Borrower on the date as of which this representation and warranty is made that has not been disclosed in writing to the Agent which could reasonably be expected to have a Material Adverse Effect.



                                    ARTICLE 5
                                    COVENANTS

         The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

         SECTION  5.01.  Information.  The Borrower will deliver to each of the
Banks:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 1997, a copy of the audited consolidated balance sheets of the Borrower as at the end of such year and the related audited consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years;

          (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each year, commencing with the first such fiscal quarter to end after the Effective Date, a copy of the unaudited consolidated balance sheets of the Borrower as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by an appropriate Responsible Officer as fairly presenting, in all material respects, in accordance with GAAP (except for the absence of footnote disclosure), the financial position and the results of operations of the Borrower; and

          (c) as soon as available, any other interim financial statements of the Borrower and its Subsidiaries reasonably requested by the Administrative Agent at the direction of the Required Banks.

         SECTION 5.02. Certificates; Other Information. The Borrower will deliver to each of the Banks:

          (a) concurrently with the delivery of the financial statements referred to in Section 5.01(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Section 5.01(a) above, a certificate of a Responsible Officer of the Borrower (i) stating that, to the best of such officer's knowledge, the Borrower, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) when applicable, showing in detail the calculations supporting such statement in respect of Article 5 and (iii) setting forth the Excess Cash Flow for such period, together with the calculation thereof in reasonable detail;

          (c) promptly after the same are filed, copies of (if, in the case of reports to the FCC, such reports are material) all financial statements and regular, periodical or special reports which the Borrower or any Subsidiary of the Borrower may make to, or file with, the Securities and Exchange Commission, the FCC or any successor or similar Governmental Authorities; and

          (d) promptly, such additional financial and other information as the Administrative Agent, at the request of any Bank, may from time to time reasonably request.

          SECTION 5.03. Notices. The Borrower shall promptly notify the Agents and each Bank of:

          (a) the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that could reasonably be expected to become a Default or Event of Default;

          (b) any (i) breach or non-performance of, or any default under any Contractual Obligation which could reasonably be expected to result in a Material Adverse Effect; or (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority and which, if determined adversely to the Borrower or any of its Subsidiaries, could reasonably be expected to result in a Material Adverse Effect;

          (c) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary (i) in which the amount of damages claimed is $5,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, could have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of any Loan Document or the operations of the Borrower or any of its Subsidiaries;

          (d) upon, but in no event later than ten days after, becoming aware of
(i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any Subsidiary or any of their properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims or (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or any of its Subsidiaries that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

          (e) any other litigation or proceeding affecting the Borrower or any of its Subsidiaries which the Borrower would be required to report to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, within four days after reporting the same to the Securities and Exchange Commission;

          (f) any ERISA Event affecting the Borrower or any member of its Controlled Group (but in no event more than ten days after such ERISA Event) together with (i) a copy of any notice with respect to such ERISA Event filed with the PBGC and (ii) any notice delivered by the PBGC to the Borrower or any member or its Controlled Group with respect to such ERISA Event;

          (g) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Borrower delivered to the Banks pursuant to Section 5.01(a);

          (h) any material change in accounting policies or financial reporting practices;

          (i) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Borrower or any Subsidiary;

          (j)   any material revision of the Borrower's business plan;

          (k) the adoption of each capital expenditures budget by the Borrower;

          (l) any event that could reasonably be expected to result in Net Cash Proceeds requiring a mandatory prepayment pursuant to Section 2.04; and

          (m) the delivery of, or receipt of, any notice of (i) a reduction in coverage of any insurance required to be maintained by Section 5.06 or otherwise procured by the Borrower covering loss or damage to any material property of the Borrower (other than a reduction in coverage or amount resulting from a payment thereunder) or (ii) the cancellation or non-renewal of any such insurance policy.

Each notice pursuant to this Section shall be delivered promptly after a Responsible Officer becomes aware of the subject matter of such notice and shall be accompanied by a written statement by a Responsible Officer of the Borrower setting forth details and effective date of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         SECTION 5.04. Conduct of Business; Preservation of Corporate Existence. The Borrower shall, and shall cause each of its Subsidiaries: (a) to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries (including ARDIS and AMRC Holdings and Subsidiaries of AMRC Holdings); (b) to preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State or jurisdiction of incorporation; (c) to preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business; (d) to use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it; and (e) to preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could have a Material Adverse Effect.

         SECTION 5.05. Maintenance of Property. The Borrower shall maintain, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted.

         SECTION 5.06. Maintenance of Insurance. The Borrower shall, and shall cause each of its Subsidiaries (other than AMRC Holdings and Subsidiaries of AMRC Holdings) to, maintain in full force and effect at all times on and after the Effective Date property insurance with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or such Subsidiary operates:

         SECTION 5.07. Payment of Obligations. The Borrower shall, and shall cause each of its Principal Subsidiaries and Subsidiaries, respectively, to, pay and discharge as the same shall become due and payable, all its obligations and liabilities, including: (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Person; (b) all lawful claims which, if unpaid, might by law become a Lien upon its property (excluding claims being contested in good faith by the Borrower, and for which adequate reserves have been made or as to which the corresponding liens have been bonded); and (c) all Indebtedness as and when due and payable but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         SECTION 5.08. Compliance with Laws. The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and ERISA), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         SECTION 5.09. Inspection of Property and Books and Records. The Borrower shall maintain, and shall cause each of its Subsidiaries, respectively, to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and such Subsidiaries. The Borrower will permit, and will cause each of its Subsidiaries to permit, representatives of any Agent or Bank to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, employees and independent public accountants at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists representatives from the United States offices of any Agent or Bank may visit and inspect at the expense of the Borrower such properties at any time during business hours and without advance notice. The Borrower shall reimburse the Agents and the Banks for their reasonable expenses incurred in conducting such visits and examinations when an Event of Default exists.

         SECTION 5.10. Environmental Laws. (a) The Borrower shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

          (b) Upon written request of any Agent or Bank, the Borrower shall submit and cause each of its Subsidiaries to submit, to such Agent or Bank, at the Borrower's sole cost and expense at reasonable intervals, a report providing an update of the status of and any environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, result in liability in excess of $5,000,000.

         SECTION 5.11. Use of Proceeds. The Borrower shall use the proceeds of the Loans only to refinance obligations under the Hughes Bridge Loan Agreement and the Existing Credit Facilities. No portion of the Loans will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U. No proceeds of any Loans will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         SECTION 5.12. Security and Pledge Agreement. The Borrower shall at all times ensure that (i) the Security and Pledge Agreement creates in favor of the Administrative Agent, for the equal and ratable benefit of the Secured Parties, legal, valid and enforceable Liens on or in all Collateral covered thereby; (ii) all filings, recordations, registrations and other actions necessary or desirable to perfect the Liens created or purported to be created by the Security and Pledge Agreement have been duly effected; (iii) each Lien created by the Security and Pledge Agreement constitutes a perfected Lien on or in all right, title, estate and interest of the Borrower, as applicable, in the Collateral, prior and superior to all Liens other than Permitted Liens arising by operation of law; and (iv) all necessary and appropriate consents to the creation and perfection of the Liens created or purported to be created by the Security and Pledge Agreement have been obtained.

         SECTION 5.13. No Subsidiaries. The Borrower shall not have any Subsidiaries or equity investments in any other corporation or entity except as set forth on Schedule 4.13.

         SECTION 5.14. FCC Approval. The Borrower shall take any action that the Administrative Agent may reasonably request in order to obtain from the FCC such approval (other than relief from the FCC's alien ownership restrictions) as may be necessary to enable the Administrative Agent to exercise and enjoy the full rights and benefits granted to the Administrative Agent by the Security and Pledge Agreement and each other agreement, instrument and document delivered to the Administrative Agent in connection therewith. The Borrower shall, without limitation, also use diligent efforts, at the expense of the Borrower, (a) to assist the Administrative Agent in obtaining approval of the FCC for any action or transaction contemplated by the Borrower's business plan included in the Offering Memorandum for which such approval is or shall be required by law, and
(b) upon request of the Administrative Agent, to prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or transfer or control necessary or appropriate under the FCC's rules and regulations for approval of any sale or sales of any Collateral or any assumption by the Administrative Agent of voting rights relating thereto effected in accordance with the terms of the Security and Pledge Agreement.

         SECTION 5.15. Government Approvals. The Borrower shall, and shall cause each of its Subsidiaries to, comply with the terms of and maintain in full force and effect the FCC Licenses, and all amendments thereto, and shall, and shall cause each of its Subsidiaries to, obtain, maintain and comply with the terms of all other Government Approvals which are necessary under applicable laws and regulations in connection with the Borrower's or such Subsidiary's business. No such Government Approval shall be subject to any restriction, condition, limitation or other provision that would have a Material Adverse Effect.

         SECTION 5.16.  Further Assurances.

          (a) The Borrower shall ensure that all written information, exhibits and reports furnished to the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agents and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

          (b) Promptly upon written request by the Administrative Agent or the Required Banks, the Borrower shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent or such Banks may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan
Document, (ii) to subject to the Liens created by the Security and Pledge Agreement any of the properties, rights or interests covered thereby, (iii) to perfect and maintain the validity, effectiveness and priority of the Security and Pledge Agreement and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Administrative Agent and Banks the rights granted or now or hereafter intended to be granted to the Banks under any Loan Document or under any other instrument executed in connection therewith.

         SECTION 5.17. Limitation on Liens. The Borrower shall not, and shall not permit any other member of the Borrower Group to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("Permitted Liens"):

          (a) any Lien existing on the Effective Date securing Indebtedness existing on the Effective Date and identified on Schedule 5.17;

          (b) any Lien in favor of the Administrative Agent created under any Loan Document and any Lien in favor of the Shareholder Guarantors pursuant to the Shareholder Guarantor Security Agreement;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 5.07, provided that no Notice of Lien has been filed or recorded;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which do not secure Indebtedness and are not delinquent or remain payable without penalty;

          (e) Liens (other than any Lien imposed by ERISA) on the property of any member of the Borrower Group incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of any member of the Borrower Group securing
(i) the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, and (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the ordinary course of business which do not secure Indebtedness, provided that all such Liens in the aggregate could not cause a Material Adverse Effect;

          (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Borrower Group;

          (h) Liens on any asset which is the subject of a capital lease securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that (x) such Lien attaches concurrently with or within 30 days after the acquisition thereof, and
(y) the sum of the aggregate principal amount of such Indebtedness secured by such Liens shall not exceed $15,000,000;

          (i) Liens on contract rights under subscriber equipment leases sold, pledged or otherwise transferred pursuant to any bona fide financing of such leases;

          (j)  Liens  on  property   and  assets  of  AMRC   Holdings   and  its
Subsidiaries; and

          (k) Liens to secure Vendor Financing Indebtedness permitted by Section 5.25(k) provided that such Liens cover only the assets acquired with such Vendor Financing Indebtedness.

         SECTION 5.18. Disposition of Assets, Consolidations and Mergers. The Borrower shall not, and shall not permit any Subsidiary (other than AMRC Holdings and Subsidiaries of AMRC Holdings) to, directly or indirectly, (i) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any of its assets, business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or (ii) merge or consolidate with any other Person, or enter into any agreement to do any of the foregoing described in clauses (i) or (ii) except for the following; provided that immediately after giving effect to any of the following, no Default or Event of Default would exist:

          (a) sales, transfers, or other dispositions of inventory, or used, worn-out or surplus property, or property of no further use to the Borrower and its Subsidiaries, all in the ordinary course of business;

          (b) sales, transfers, or other dispositions of equipment in the ordinary course of business to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) sales, transfers, or other dispositions of communications services, capacity or equipment pursuant to the customer contracts providing for the sale of communications services, capacity or equipment in the ordinary course of business;

          (d) sales, transfers or other dispositions pursuant to bona fide sale-leaseback financings in which the lease gives rise solely to Capital Lease Obligations; provided, however, that any such sales, transfers or other dispositions are not permitted with any assets of the communications network;

          (e) sales, transfers, or other dispositions of assets in the ordinary course of business having a fair market value not exceeding $500,000 per item or

$1,000,000 in the aggregate in any fiscal year (excluding sales, transfers and dispositions theretofore approved in accordance with the terms hereof in such fiscal year);

          (f) sales, transfers or other dispositions of assets to Sales Corporation to be used in connection with the sales and marketing of services of AMSC Acquisition Company and having a fair market value not exceeding $5,000,000 in the aggregate during the term of this Agreement;

          (g) sales, transfers or other dispositions of contract rights under subscriber equipment leases pursuant to any bona fide financing of such leases;

          (h) non-exclusive licenses of technology and other intangible assets;

          (i) sales of mobile earth terminals and related equipment, and other inventory;

          (j) any Subsidiary of the Borrower may merge, consolidate or combine with or into, or transfer assets to the Borrower or one or more Subsidiaries of the Borrower; provided that with respect to any such transaction involving the Borrower, the Borrower shall be the continuing or surviving corporation and if any such transaction shall be between a Subsidiary and a wholly-owned Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving corporation;

          (k) any Subsidiary of the Borrower may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to the Borrower or another wholly-owned Subsidiary of the Borrower;

          (l) the Borrower or any Subsidiary may merge, consolidate or combine with another entity if the Borrower or the Subsidiary, respectively, is the corporation surviving the merger; and

          (m)   the Satellite Lease Arrangements.

         SECTION 5.19. Employee Contracts and Arrangements. Neither the Borrower nor any of its Subsidiaries will enter into any employment contracts or arrangements whose terms, including salaries, benefits and other compensation, are not normal and customary and commercially reasonable for companies of like size and circumstances.

         SECTION 5.20. Investments. Neither the Borrower nor any other member of the Borrower Group will make or acquire any Investment in any Person other than:

          (a) Investments in Persons which are Subsidiaries on the date hereof;

          (b) Cash Equivalents; and

          (c) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (c) does not exceed $10,000,000.

         SECTION 5.21. Transactions with Affiliates. Except where such Affiliate is a member of the Borrower Group, the Borrower will not, and will not permit any Subsidiary to, directly or indirectly, (i) pay any funds to or for the account of any Affiliate, (ii) make any investment in any Affiliate (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise), (iii) lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to any Affiliate, or
(iv) participate in, or effect, any transaction with any Affiliate, except in each case on an arm's-length basis on terms at least as favorable to the Borrower or such Subsidiary as could have been obtained from a third party that was not an Affiliate or as otherwise expressly approved in writing by the Required Banks.

         SECTION 5.22. Compliance with ERISA. The Borrower shall not directly or indirectly, and shall not permit any member of the Controlled Group directly or indirectly (i) to terminate, any Qualified Plan subject to Title IV of ERISA, so as to result in any material (in the opinion of the Required Banks) liability to the Borrower or any member of the Controlled Group, (ii) to permit to exist any ERISA Event, which presents the risk of a material (in the opinion of the Required Banks) liability of any member of the Controlled Group, or (iii) to make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Required Banks) liability to any member of the Controlled Group or (iv) permit the present value of all nonforfeitable accrued benefits under each Qualified Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Qualified Plan) materially (in the opinion of the Required Banks) to exceed the fair market value of Qualified Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Qualified Plan.

         SECTION 5.23. Restricted Payments. The Borrower will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or purchase, redeem or otherwise acquire for value (or permit any member of the Borrower Group to do so) any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding.

         SECTION 5.24. Accounting Changes. The Borrower will not, and will not permit any Subsidiary to, make any significant change in accounting treatment and reporting practices, except as required by GAAP, or change the fiscal year of the Borrower or any of its Subsidiaries.

         SECTION 5.25. Limitation on Indebtedness. The Borrower shall not, and shall not permit any Subsidiary (other than AMRC Holdings and Subsidiaries of AMRC Holdings) to, create, incur, assume, guaranty, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except for:

          (a) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Borrower's or the Subsidiary's business, as the case may be, in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

          (b)   Indebtedness represented by Rate Contracts;

          (c)   income taxes payable and deferred taxes;

          (d)   accrued expenses and deferred income;

          (e) Indebtedness under the Senior Notes in an aggregate principal amount not to exceed $335,000,000 and Contingent Obligations of the Borrower and of AMSC Acquisition Company's Subsidiaries in respect thereof (such Contingent Obligations of the Borrower to be subordinated as described in the Offering Memorandum);

          (f)   Indebtedness under the Revolving Credit Agreement;

          (g) Contingent Obligations incurred in connection with any lease financing of mobile communications terminals, not exceeding $5,000,000 in the aggregate in principal amount;

          (h)  Indebtedness  outstanding on the Effective Date and identified on
Schedule 5.25;

          (i) Indebtedness under the Financial Management Account Line of Credit of the Borrower payable to the order of Wachovia Bank of North Carolina, N.A., in an aggregate principal amount at any time not exceeding $2,500,000; and

          (j)  Indebtedness   incurred  to  finance  in-orbit  insurance  in  an
aggregate amount outstanding at any time not to exceed $6,000,000;

          (k) Vendor Financing Indebtedness in an aggregate amount outstanding at any time not to exceed $10,000,000; and

          (l) any other Indebtedness incurred after the Effective Date; provided that the aggregate outstanding principal amount of all such Indebtedness shall not at any time exceed $15,000,000.



                                    ARTICLE 6
                                    DEFAULTS

          SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

          (a) the Borrower shall fail to pay any principal of any Loan when due or any interest, any fees or any other amount payable hereunder within two Business Days of the date when due, or one or more Shareholder Guarantors shall have made more than two capital contributions or Investments in the Borrower or any Subsidiary thereof (or more than one during any twelve-month period) for the principal purpose of permitting the Borrower to pay any principal, interest, fees or other amounts payable hereunder;

          (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.01 through 5.05, 5.07 through 5.10 and 5.16;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 20 days after notice thereof has been given to the Borrower by the Administrative Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by the Borrower or a Subsidiary of the Borrower in this Agreement or any other Loan Document or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary of the Borrower shall fail to make any payment in respect of (x) any obligation under the Revolving Credit Agreement or (y) any other Indebtedness or Contingent Obligation having an aggregate principal and face amount of more than $5,000,000, in each case when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period or notice period, if any, specified in the document relating thereto;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness or Contingent Obligation (x) under the Revolving Credit Agreement or (y) any other Indebtedness or Contingent Obligation of the Borrower or any Subsidiary of the Borrower having an aggregate principal or face amount of more than $5,000,000 or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or Contingent Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) the Borrower or any Principal Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Principal Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Principal Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) (1) any member of the Controlled Group shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan; (2) any





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


member of the Controlled Group shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (3) in the case of an ERISA Event involving the withdrawal from a Plan of a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Plan's Unfunded Pension Liabilities is more than $5,000,000 or 10% of its net worth, if greater; (4) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer has incurred a withdrawal liability in an aggregate amount exceeding $5,000,000 or 10% of its net worth, if greater; (5) in the case of an ERISA Event not described in clause (3) or (4), the Unfunded Pension Liabilities of the relevant Plan or Plans exceed $5,000,000 or 10% of its net worth, if greater; (6) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification, and the loss can reasonably be expected to impose on any member of the Controlled Group liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of $5,000,000 or 10% of its net worth, if greater or more; (7) the commencement or increase of contributions to, the adoption of, or the amendment of a Plan by, any member of the Controlled Group shall result in a net increase in unfunded liabilities to the Borrower or an ERISA Affiliate in excess of $5,000,000 or 10% of net worth, if greater; or (8) the occurrence of any combination of events listed in clauses (3) through (7) that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $5,000,000 or 10% of its net worth, if greater;

          (j) one or more final judgments, orders or decrees shall be entered against the Borrower or any member of the Borrower Group involving in the aggregate a liability (not fully covered by insurance and as to which the insurer has not acknowledged liability) more than an amount equal to the greater of (i) $5,000,000 and (ii) 10% of the Borrower's net worth, and the same shall remain unvacated, undischarged, unstayed or unbonded pending appeal for a period of 60 days after the entry thereof; or

          (k) any non-monetary judgment, order or decree shall be rendered against the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, and enforcement proceedings shall have been commenced by any Person upon such judgment or order which shall remain unstayed for any period of 10 consecutive days or more; or

          (l) (i) any provision of the Security and Pledge Agreement shall for any reason cease to be valid and binding on or enforceable against the Borrower, if the effect thereof may materially deprive the Banks and the Agents of the benefits of the Collateral covered thereby, or the Borrower shall so state in writing or bring an action to limit its obligations or liabilities thereunder;





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


(ii) the Security and Pledge Agreement shall for any reason (other than pursuant to, or contemplated by, the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and (except for Permitted Liens arising by operation of law) first priority security interest; (iii) any of the outstanding Obligations of the Borrower hereunder shall not be Secured Obligations (as defined in the Security and Pledge Agreement); or (iv) there shall occur an event of loss which, together with all other events of loss since the Effective Date, results in a reduction in the value (as determined in the reasonable opinion of the Required Banks) of the Collateral of $2,500,000 net of any cash proceeds received by the Borrower in respect of such event or events of loss; or

          (m) the FCC or any other Governmental Authority shall revoke or fail to renew any FCC License or any other material license, permit or franchise of the Borrower or any of its Subsidiaries; the Borrower or any Subsidiary shall for any reason lose any FCC License or any other material license, permit or franchise; or the Borrower or any Subsidiary shall suffer the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any FCC License or any other material license, permit or franchise;

          (n) there shall occur and be continuing a Material Adverse Effect;

          (o) the Borrower shall breach or default under any Rate Contract to which any Bank is a party, if the effect of such breach or default is to allow the Bank to proceed against the Borrower to satisfy any claim of the Bank against the Borrower in respect of such Rate Contract;

          (p)   there shall occur a Change in Control;

          (q) any Shareholder Guarantor (other than Baron Capital, so long as, with respect to any failure to make a payment described in clause (ii) below, an amount equal to such payment is paid under the Baron Capital Letter of Credit) shall fail to make any payment (i) in respect of any Indebtedness or Contingent Obligation having an aggregate principal or face amount of more than $75,000,000 or (ii) under its Shareholder Guaranty when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period or notice period, if any, specified in the document relating thereto;

          (r) any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness or Contingent Obligation of any Shareholder Guarantor (other than Baron Capital) having an aggregate principal





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


or face amount of more than $75,000,000 or enables the holder of such Indebtedness or Contingent Obligation or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (s) any Shareholder Guaranty or the Baron Capital Letter of Credit shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect (other than in accordance with its terms as the result of performance in full of the relevant Shareholder Guarantor's obligations thereunder) or any Shareholder Guarantor (other than Baron Capital) shall so assert in writing or any Shareholder Guarantor shall bring an action to limit its liabilities thereunder;

          (t) Hughes' senior unsecured long-term securities (without third-party credit enhancement) shall not be rated Baa3 or above by Moody's and BBB- or above by S&P; or

          (u) Hughes and either other Shareholder Guarantor shall have notified any of the Agents and the banks of the existence of a Guaranty Issuance Agreement Event of Default;

then, and in every such event, the Administrative Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 50% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. If any amount payable under this Agreement shall not be paid when due, then the Administrative Agent shall, if requested by Banks holding more than 50% of the aggregate principal amount (excluding any Loans held by the Borrower or any Shareholder Guarantor or any Affiliate of the foregoing) of the Tranche A Loans, Tranche B Loans or Tranche C Loans, as the case may be, demand payment therefor under the relevant Shareholder Guaranty.

         SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.




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



                                    ARTICLE 7
                                   THE AGENTS

         SECTION 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and each other Loan Document as are delegated to such Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

         SECTION 7.02. Agents and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not an Agent, and each of Toronto Dominion (Texas), Inc. and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not an Agent.

         SECTION 7.03. Action by Agents. The obligations of the Agents hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agents shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

         SECTION 7.04. Consultation with Experts. Either Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 7.05. Liability of Agents. No Agent or any of its affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. No Agent or any of its affiliates or any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or the Borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Documentation Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. No Agent shall incur any liability by acting in reliance upon any





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


notice, consent, certificate, statement, or other writing (which may be a bank wire, telex, facsimile transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         SECTION 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify each Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitee's gross negligence or willful misconduct) that such indemnitee may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitee hereunder.

         SECTION 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

         SECTION 7.08. Successor Agent. Either Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

         SECTION 7.09. Agents' Fees. The Borrower shall pay to each Agent for its own account fees in the amounts and at the times previously agreed upon between the Borrower and such Agent.






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                                    ARTICLE 8
                             CHANGE IN CIRCUMSTANCES

          SECTION  8.01.  Basis for  Determining  Interest  Rate  Inadequate  or
Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan:

          (a) the Administrative Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the London interbank market for such Interest Period, or

          (b) Banks having 50% or more of the aggregate principal amount of the affected Loans advise the Administrative Agent that the Adjusted London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to continue or convert outstanding Loans as or into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of the Borrowing, if it is to be a Euro-Dollar Borrowing, for which the Notice of Borrowing has previously been given that it elects not to borrow on such date, the Borrowing shall instead be made as a Base Rate
Borrowing. The Administrative Agent shall notify the Borrower as soon as reasonably possible upon learning that the circumstances giving rise to such suspension no longer exist.

         SECTION 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower,





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


whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day. Each Bank shall notify the Administrative Agent and the Borrower as soon as reasonably possible after the circumstances giving rise to any suspension by such Bank described in this
Section 8.02 no longer exist.

         SECTION 8.03. Increased Cost and Reduced Return. (a) If on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans, its Note or its obligation to make Euro-Dollar Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, however, that in the case of an increase referred to above resulting from the published interpretation by a governmental authority, such Bank shall be entitled to make demand on the Borrower in respect thereof only within 180 days of the publication of such interpretation.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction; provided, however, that in the case of an increase referred to above resulting from the published interpretation by a governmental authority, such Bank shall be entitled to make demand on the Borrower in respect thereof only within 180 days of the publication of such interpretation.

          (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. Each Bank will notify the Administrative Agent and the Borrower as soon as reasonably possible after any circumstance entitling such Bank to compensation pursuant to this Section 8.03(c) no longer exists.

         SECTION 8.04. Taxes. (a) For the purposes of this Section 8.04 , the following terms have the following meanings:

         "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings with respect to any payment by the Borrower, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or Agent (as the case





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may be) is organized or in which its principal  executive  office is located or, in the case of each Bank, in which its Applicable  Lending Office is located and
(ii) in the case of each Bank, any United States withholding tax imposed on such payments but only to the extent that such Bank is subject to United States withholding tax at the time such Bank first becomes a party to this Agreement.

         "Other Taxes" means any present or future stamp or documentary taxes and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          (b) Any and all payments by the Borrower to or for the account of any Bank or Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the Borrower shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.01 , the original or a certified copy of a receipt evidencing payment thereof.

          (c) The Borrower agrees to indemnify each Bank and Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or Agent (as the case may be) and any liability (including penalties, interest and expenses, other than those resulting from any act or failure to act by such Bank) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or Agent (as the case may be) makes demand therefor.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United

States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          (e) For any period with respect to which a Bank has failed to provide the Borrower or the Administrative Agent with the appropriate form pursuant to
Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(b) or 8.04(c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

         SECTION 8.05. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make, or convert outstanding Loans to, Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks); and

          (b) after each of its Euro-Dollar Loans has been repaid (or converted to a Base Rate Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Base Rate Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.



                                    ARTICLE 9
                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (a) in the case of the Borrower or either Agent, at its address or facsimile number set forth on the signature pages hereof, (b) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (c) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agents and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article 2 or Article 8 shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by either Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agents, including reasonable fees and disbursements of special counsel for the Agents, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by each Agent and Bank, including (without duplication) the fees and disbursements of outside counsel and the allocated cost of inside counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

          (b) The Borrower agrees to indemnify each Agent and Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         SECTION 9.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise (other than any such right against a Shareholder Guarantor), receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness hereunder. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of an Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (a) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (b) reduce the principal of or rate of interest on any Loan, or any fees hereunder,
(c) postpone the date fixed for any payment of principal of or interest on any Loan, or any fees hereunder or for any scheduled reduction or termination of any

Commitment, (d) release the Borrower from its obligations hereunder or the Shareholder Guarantors from their obligations under the Shareholders Guaranties,
(e) release all or substantially all of the Collateral, or (f) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

         SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agents, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agents shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (a),
(b), (c), (d) or (e) of the proviso to Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time, upon five Business Days' written notice to each of the Agents, assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $2,500,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Administrative Agent, which consent shall in each case not be unreasonably withheld; provided that (x) if an Assignee is an affiliate of such transferor Bank or was a Bank immediately prior to such assignment or if the Assignee is a Shareholder Guarantor purchasing Notes pursuant to Section 1(e) of a Shareholder Guaranty, no such consent shall be required and (y) such Bank shall contemporaneously assign to such Assignee an equivalent percentage of loans under the Revolving Credit Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new
Note is issued to the Assignee, and the transferor Bank shall provide prompt written notice of such assignment to the Documentation Agent. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Each Bank shall, upon receipt from a Shareholder Guarantor of an amount equal to all of such Bank's Guaranteed Obligations (as defined in the relevant Shareholder Guaranty) (the "Transfer Payment"), assign to such Shareholder Guarantor the corresponding portion of its rights and obligations under this Agreement and the Notes in accordance with paragraph (c) of this
Section 9.06; provided that (i) the consent of the Borrower and the Administrative Agent shall not be required for such assignment and (ii) no such assignment shall be effective until each Bank has received its Transfer Payment from the applicable Shareholder Guarantor.

          SECTION 9.07. Collateral. Each of the Banks represents to the Agents and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 9.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Documentation Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Documentation Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 9.10. Waiver of Jury Trial. EACH OF THE BORROWER, THE AGENTS AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9.11. Confidentiality. Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Borrower or any of its Subsidiaries by the Agents on the Borrower's or such Subsidiary's behalf in connection with this Agreement or any other Loan Document and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (b) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Bank; provided, further, that any Bank may disclose such information (A) to any other Bank or to the Agents, (B) at the request of any regulatory authority or in connection with an examination of such Bank by any such authority; (C) pursuant to subpoena or other court process; (D) when required to do so in accordance with the provisions of any applicable law; (E) at the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Bank conducts its business; and (F) to such Bank's independent auditors and legal counsel. Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Participant or Assignee (each, a "Transferee") and any prospective
Transferee such financial and other information in such Bank's possession concerning the Borrower or any of its Subsidiaries which has been delivered to the Banks pursuant to this Agreement or which has been delivered to the Banks by the Borrower or any of its Subsidiaries in connection with the Banks' credit evaluation of the Borrower and its Subsidiaries prior to entering into this Agreement; provided that such Transferee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                             AMERICAN MOBILE SATELLITE
                             CORPORATION


                             By  /s/Gary M. Parsons
                                 ------------------

                             Name:      Gary M. Parsons
                             Title:     President and Chief
                                        Executive Officer
                             Address:   10802 Parkridge Boulevard
                                        Reston, VA 20191
                             Attention: General Counsel
                             Facsimile: 703-758-6134

                             TORONTO DOMINION (TEXAS), INC.


                             By  /s/Jano Mott
                                 ------------
                             Name:      Jano Mott
                             Title:     Vice President


                             MORGAN GUARANTY TRUST
                             COMPANY OF NEW YORK


                             By   /s/John M. Mikolay
                                  ------------------
                             Name:      John M. Mikolay
                             Title:     Vice President


                             BANK OF AMERICA NATIONAL
                             TRUST AND SAVINGS
                             ASSOCIATION


                             By    /s/Robert W. Troutman
                                   ---------------------
                             Name:      Robert W. Troutman
                             Title:     Managing Director

                             MORGAN GUARANTY TRUST
                             COMPANY OF NEW YORK, as
                             Documentation Agent


                             By   /s/John M. Mikolay
                                  ------------------
                             Name:      John M. Mikolay
                             Title:     Vice President
                             Address:   500 Stanton Christiana Road
                                        Newark, DE 19713
                             Attention: Victoria Fedele
                                        Facsimile: 302-634-1852


                             TORONTO DOMINION (TEXAS),
                             INC., as Administrative Agent


                             By  /s/Jano Mott
                                 ------------
                             Name:      Jano Mott
                             Title:     Vice President
                             Address:   909 Fannin Street
                                        Houston, TX 77010
                             Attention: Jano Mott
                             Facsimile: 713-951-9921



                               COMMITMENT SCHEDULE


              Bank               Tranche A        Tranche B        Tranche C
                                 Commitment       Commitment       Commitment
Toronto Dominion (Texas),       $37,500,000               $0       $6,250,000
Inc.
Morgan Guaranty Trust            37,500,000               $0       $6,250,000
Company of New York
Bank of America National                 $0      $12,500,000               $0
Trust and Savings
Association


                                PRICING SCHEDULE

         "Euro-Dollar Margin" means for any date the rate set forth below in the column corresponding to the "Pricing Level" that applies at such date:



                        Level I       Level II         Level III
Euro-Dollar Margin       0.50%          0.75%             1.00%
-------------------   -----------   -------------     ------------


         For purposes of this Schedule, the following terms have the following meanings:

         "Level I Pricing" applies at any date if, as of such date, Hughes' long-term debt is rated A3 or higher by Moody's and A- or higher by S&P

         "Level II Pricing" applies at any date if, as of such date, (i) Hughes' long-term debt is rated Baa2 or higher by Moody's and BBB or higher by S&P and
(ii) Level I Pricing does not apply.

         "Level III Pricing" applies at any date if neither Level I nor Level II Pricing applies.

         "Moody's" means Moody's Investors Service, Inc.

         "Pricing Level" refers to the determination of which of Level I, Level II or Level III applies at any date.

         "S&P" means Standard & Poor's Rating Service.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of Hughes without third-party credit enhancement, and any rating assigned to any other debt security of Hughes shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day.

                               DISCLOSURE SCHEDULE


Section 1.01 -- FCC Licenses.



Section 4.03 -- Government Approvals.



Section 4.05 -- Litigation.



Section 4.07 -- Plans.



Section 4.10(c) -- Material Adverse Effect.



Section 4.13 -- Subsidiaries and Equity Investments.



Section 5.17 -- Existing Liens.



Section 5.25 -- Existing Indebtedness.

                                                           EXHIBIT A -- Note



                                    TERM NOTE
                                                           New York, New York
                                                           [DATE]

         For value received, American Mobile Satellite Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of ______________________ (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Term Credit Agreement referred to below on the maturity date provided for in the Term Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Term Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Toronto-Dominion Bank, 31 West 52nd Street, New York, New York.

         All Loans made by the Bank, the respective Types thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Term Credit Agreement.

         This note is one of the Notes referred to in the Term Credit Agreement dated as of March 31, 1998 among American Mobile Satellite Corporation, the banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Toronto Dominion (Texas), Inc. as Administrative Agent (as the same may be amended from time to time, the "Term Credit Agreement"). Terms defined in the Term Credit Agreement are used herein with the same meanings. Reference is made to the Term Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.



                            AMERICAN MOBILE SATELLITE
                            CORPORATION



                             By  ----------------------------------------------

                             Name:
                             Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

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                                        3

                                EXHIBIT B -- Opinion of Counsel for the Borrower

                                   OPINION OF
                            COUNSEL FOR THE BORROWER



                                                              March __, 1998


To the Banks, Shareholder Guarantors and the Agents
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         I am Vice President, Secretary and General Counsel of American Mobile Satellite Corporation, a Delaware corporation ("AMSC"). In such capacity I have become familiar with the $100,000,000 Term Credit Agreement (the "Term Credit Agreement") dated as of March 31, 1998 among AMSC, the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as
Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Term Credit Agreement. This opinion is being rendered to you pursuant to Section 3.1(a) of the Term Credit Agreement.

         In rendering this opinion, I have examined originals or copies of:

1. the Term Credit Agreement, the Notes and the Security and Pledge Agreement (collectively, the "Loan Documents");

2.       the certificate of incorporation, as amended, of AMSC;

3.       the bylaws, as amended, of AMSC;

4. the Certificate of Good Standing with respect to AMSC issued by the Secretary of State of the State of Delaware not earlier than March 20, 1998;




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



5. the Certificate of Good Standing as a Foreign Corporation with respect to AMSC issued by the State Corporation Commission of the Commonwealth of Virginia dated March 20, 1998; and

6. certain resolutions adopted by the Board of Directors of AMSC at a meeting of the Board held on March 19, 1998;

upon all of which I have relied. I have not independently verified any factual matters in connection with or apart from my review of the documents referred to above and, accordingly, I do not express any opinion as to matters that might have been disclosed by independent verification.

         In arriving at the opinions expressed below, I have assumed, and not verified, the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as copies, as well as the due and valid authorization, execution and delivery of all such documents by the appropriate party or parties (other than the Loan Parties), and that each such party (other than the applicable Loan Parties) has adequate power, authority and legal right to enter into such documents to which it is a party and to perform its obligations under such documents to which it is a party.

         Based solely upon the foregoing and in reliance thereon, and subject to the qualifications, limitations and assumptions set forth herein, it is my opinion that:

         1. AMSC is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, and is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business require such qualification except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect.

         2. The execution, delivery and performance by AMSC of the Term Credit Agreement, the Notes and each other Loan Document are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not: (a) contravene the terms of its certificate of incorporation, bylaws or other organization documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party (other than Liens under the Security and Pledge Agreement); or (c) violate any Requirement of Law.

         3. Each Loan Document constitutes the legal, valid and binding obligations or agreements of AMSC, enforceable against it in accordance with its terms.

         4. Except as set forth in Section 4.05 of the Disclosure Schedule and for matters arising after the Effective Date which could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits, proceedings, claims or disputes pending, or to the best of our knowledge, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against AMSC or any of its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to any Loan Document, or any of the transactions contemplated thereby; or (b) if determined adversely to AMSC or any of its Subsidiaries, could have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of any Loan Document, or directing that the transactions provided for therein not be consummated as therein provided.

         5. None of AMSC, any Person controlling AMSC, or any Subsidiary thereof, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, or, to the best of our knowledge, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6. Assuming the Agents and the Banks have no knowledge of any adverse claim thereto, the Security and Pledge Agreement, together with possession and retention in the State of New York by the Administrative Agent of stock certificates evidencing the Pledged Stock (as defined in the Security and Pledge Agreement), together with the related duly executed and completed stock powers, creates a valid and perfected security interest in the Pledged Stock under the New York Uniform Commercial Code in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Security and Pledge Agreement), subject to the following: the perfection and the continuation of perfection of the Administrative Agent's security interest in proceeds is limited to the extent set forth in Section 9-306 of the New York Uniform Commercial Code.

         7. The Security and Pledge Agreement is in acceptable legal form for the creation of enforceable security interests under the Uniform Commercial Code of the State of New York. The financing statements attached hereto are in appropriate form for filing with the filing offices specified thereon. To the extent that a security interest in the Collateral (as defined in the Security and Pledge Agreement) may be perfected by the filing of a financing statement, the security interest in such Collateral will be perfected upon the filing of such financing statements in such filing offices.

         The opinions set forth in this paragraph 7 are subject to the further qualification that I express no opinion as to (i) AMSC's rights in or title to any Collateral; and (ii) the priority of the Administrative Agent's security interest in the Collateral, and the opinions set forth in paragraphs 6 and 7 are subject to the further qualification that I express no opinion as to (i) the enforceability of provisions in the Security and Pledge Agreement as to self-help and non-judicial remedies, (ii) whether the procedures relating to the sale or disposition of the Collateral in the Security and Pledge Agreement would meet applicable requirements for a commercially reasonable disposition, and
(iii) the enforceability of the provisions in the Security and Pledge Agreement relating to or purporting to limit the Administrative Agent's duty with respect to the Collateral.

         The foregoing opinions are subject to the following assumptions and qualifications:

         (a) The opinions set forth in paragraph 3 are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the possible judicial application of foreign laws or governmental action affecting the enforcement of creditors' rights.

         (b) The opinions set forth in paragraph 3 are subject to the further qualification that the enforceability of the obligations of AMSC under the Loan Documents are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such principles of equity are of general application and, in applying such principles, a court, among other things, might not allow a creditor to accelerate the maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order that a covenant be performed. Such principles applied by a court might include, among other things, a requirement that creditors act with reasonableness and good faith. Such a requirement might be applied, among other situations, to the provisions of any Loan Document requiring the payment of an indemnity or compensation to any party thereto or purporting to authorize conclusive determinations by any party thereto.

         (c) With respect to my opinion in paragraph 3 hereof, I express no opinion as to whether the courts of a jurisdiction other than the State of New York would give effect to the choice of New York law as governing the agreements as to which I express an opinion in paragraph 3.

         (d) The foregoing opinions are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware, the laws of the Commonwealth of Virginia and the Federal law of the United States (except as noted below), and I do not express any opinion herein concerning any other law (including, without limitation, any such other law of any jurisdiction wherein any party to any of Loan Document may be located or deemed located or wherein enforcement of any such documents may be sought). I do not express any opinion as to any matters arising under the Communications Act of 1934, as amended, or any rules or regulations of the Federal Communications Commission. I do not express any opinion as to any matters (including Governmental Approvals) relating to international law, including compliance by any Loan Party with treaties involving the International Maritime Satellite Organization, the International Telecommunications Satellite Organization and the International Telecommunication Union. I am not a member of the Bar of the State of Delaware and insofar as the opinions expressed herein relate to matters of the General Corporation Law of the State of Delaware, I have relied on the latest standard compilations of statutes available to me.

         The opinions herein are rendered as of the date of this opinion, and I assume no obligation to revise or supplement this opinion at any date subsequent hereto.

         The opinions set forth above relate solely to the matters as to which my opinion has been requested by you, and you must judge whether the matters addressed herein are sufficient for your purposes. I do not express any opinion as to any other matters.

         This opinion is rendered to the Documentation Agent and is solely for its benefit, for the benefit of the Shareholder Guarantors, and for the benefit of any Bank party to the Term Credit Agreement in connection with the above transaction. This opinion may not be relied upon by the Documentation Agent for any other purpose, or furnished to, quoted to or relied upon by any other Person other than any Bank or Shareholder Guarantor referred to in the immediately preceding sentence, for any purpose without my prior written consent. It is not to be filed with or furnished to any Governmental Authority or other Person in either case without my prior written consent.

                                             Very truly yours,


                                             /s/Randy S. Segal
                                             Randy S. Segal
                                             General Counsel

             EXHIBIT C -- Opinion of Special Counsel for the Agents


                                   OPINION OF
                             DAVIS POLK & WARDWELL,
                         SPECIAL COUNSEL FOR THE AGENTS


                                                     March __, 1998


To the Banks and the Agents
Referred to Below
c/o Morgan Guaranty Trust Company
of New York, as Documentation Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

         We have participated in the preparation of the $100,000,000 Term Credit Agreement (the "Term Credit Agreement") dated as of March 31, 1998 among American Mobile Satellite Corporation, a Delaware corporation ("AMSC"), the banks listed on the signature pages thereof (the "Banks"), Morgan Guaranty Trust Company of New York, as Documentation Agent, and Toronto Dominion (Texas), Inc., as Administrative Agent (collectively, the "Agents"), and have acted as special counsel for the Agents for the purpose of rendering this opinion pursuant to
Section 3.01 of the Term Credit Agreement. Terms defined in the Term Credit Agreement are used herein as therein defined.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, we are of the opinion that assuming that the execution, delivery and performance by AMSC of the Term Credit
Agreement and the Notes are within its corporate powers and have been duly authorized by all necessary corporate action, the Term Credit Agreement constitutes a valid and binding agreement of AMSC and each Note constitutes a valid and binding obligation of AMSC, in each case enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

         We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

         This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                Very truly yours,

                EXHIBIT D -- Assignment and Assumption Agreement



                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         AGREEMENT dated as of _________, 19__ among [NAME OF ASSIGNOR] (the "Assignor"), [NAME OF ASSIGNEE] (the "Assignee"), AMERICAN MOBILE SATELLITE
CORPORATION (the "Borrower") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Agent").

         WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $100,000,000 Term Credit Agreement dated as of March 31, 1998 among the Borrower, the Assignor and the other Banks party thereto, as Banks, Morgan Guaranty Trust Company of New York, as Documentation Agent, and the Agent (the "Credit Agreement");

         WHEREAS, Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

         WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its outstanding Loans in a principal amount equal to $__________ (the "Assigned Amount"), and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

         2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

         3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.1 It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

         [4. Consent of the Borrower and the Agent. This Agreement is conditioned upon the consent of the Borrower and the Agents pursuant to Section
9.06 of the Credit Agreement. The execution of this Agreement by the Borrower and the Agents is evidence of this consent. Pursuant to Section 2.03, the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

         5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower or the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.
--------
         1 Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

         6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                               [NAME OF ASSIGNOR]


                               By   --------------------------------------------

                               Name:
                               Title:


                               [NAME OF ASSIGNEE]


                               By   --------------------------------------------

                               Name:
                               Title:


                               AMERICAN MOBILE SATELLITE
                               CORPORATION


                               By   --------------------------------------------

                               Name:
                               Title:


                               TORONTO DOMINION (TEXAS), INC.,
                               as Administrative Agent


                               By   --------------------------------------------

                               Name:
                               Title:

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